INCOME TAXES	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
INCOME TAXES
INCOME TAXES

The components of income tax expense are as follows:

(in thousands of $)	2018	2017	2016
Current tax expense	15,737	9,825	9,486
Deferred tax expense	1,728	7,171	7,372
Total income tax expense	17,465	16,996	16,858

The income taxes for the years ended December 31, 2018, 2017 and 2016 differed from the amounts computed by applying the Marshall Islands statutory income tax rate of 0% as follows:

(In thousands of $)	2018	2017	2016
Effect of taxable income in various countries	16,342	16,311	16,725
Effect of change on uncertain tax positions relating to prior year	1,329	685	133
Effect of recognition of deferred tax asset and liabilities	(206)	—	—
Total tax expense	17,465	16,996	16,858

Pursuant to the Internal Revenue Code of the United States (the “Code”), U.S. source income from the international operations of vessels is generally exempt from U.S. tax if the company operating the ships meets certain requirements. Among other things, in order to qualify for this exemption, the company operating the ships must be incorporated in a country which grants an equivalent exemption from income taxes to U.S. citizens and U.S. corporations and must either satisfy certain public trading requirements or be more than 50% owned by individuals who are residents, as defined, in such country or another foreign country that grants an equivalent exemption to U.S. citizens and U.S. corporations. Our management believes that we satisfied these requirements and therefore by virtue of the above provisions, we were not subject to tax on its U.S. source income.

Jurisdictions open to examination

The earliest tax years that remain subject to examination by the major taxable jurisdictions in which we operate are UK (2017), Brazil (2013), Indonesia (2017), Kuwait (2017), Jordan (2015) and Barbados (2017). Interest and penalties charged to “Income taxes” in our statement of operations amounted to $0.1 million, $0.6 million and $1.1 million for the years ended December 31, 2018, 2017 and 2016 respectively.

Deferred taxes

Deferred income taxes reflect the impact of temporary differences between the amount of assets and liabilities recognized for financial reporting purposes and such amounts recognized for tax purposes.

(in thousands of $)	2018	2017
At January 1
Deferred tax assets	250	5,620
Deferred tax liabilities	(5,545)	(3,744)
	(5,295)	1,876
Recognized in the year
Adjustment in respect of prior year	331	(836)
Utilization of tax losses	(271)	(4,534)
Recognition of deferred tax liability on fixed asset temporary differences	(1,788)	(1,801)
	(1,728)	(7,171)
At December 31
Deferred tax assets	103	250
Deferred tax liabilities	(7,126)	(5,545)
	(7,023)	(5,295)

The total deferred tax asset as of December 31, 2018 is related to the tax depreciation in excess of the accounting depreciation in respect of branch operations in Barbados. The total deferred tax asset as of December 31, 2017 is related to net operating loss (“NOL”) carryforwards generated from our Jordan operations. The net operating losses brought forward relating to the Golar Eskimo were all utilized in 2018 (2017: $5.0 million), and as such the Jordan deferred tax asset was utilized in 2018.

The total deferred tax liability as of December 31, 2018 and 2017, related to the tax basis for the Golar Eskimo being lower than the accounting net book value.

There are no potential deferred tax liabilities arising on undistributed earnings within the Partnership. This is because either: (i) no tax would arise on distribution, or (ii) in the case of PTGI, the Partnership intends to utilize surplus earnings to reduce borrowings or reinvest its earnings, as opposed to making any distribution.